UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2016

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)      General Electric Company (the "Company") held its annual meeting of shareowners on April 27, 2016.

(b)      The shareowners elected all of the Company's nominees for director; approved our named executives' compensation; and ratified the appointment of KPMG LLP as the Company's independent auditor for 2016.  The shareowners did not approve any of the shareowner proposals, which are listed below.

A.      Election of Directors
		Shares For	Shares Against	Shares Abstain	Non-Votes
1.	Sebastien M. Bazin	5,270,947,035	195,586,914	23,369,395	1,616,868,013
2.	W. Geoffrey Beattie	5,368,602,035	98,604,157	22,697,152	1,616,868,013
3.	John J. Brennan	5,300,870,792	161,791,553	27,240,999	1,616,868,013
4.	Francisco D'Souza	5,405,978,192	61,137,541	22,787,611	1,616,868,013
5.	Marjin E. Dekkers	5,330,416,725	136,752,865	22,733,754	1,616,868,013
6.	Peter B. Henry	5,398,616,176	68,229,103	23,058,065	1,616,868,013
7.	Susan J. Hockfield	5,389,124,559	76,225,608	24,553,177	1,616,868,013
8.	Jeffrey R. Immelt	5,217,226,634	232,825,232	39,851,478	1,616,868,013
9.	Andrea Jung	5,068,103,264	395,389,855	26,410,225	1,616,868,013
10.	Robert W. Lane	5,309,850,237	157,821,606	22,231,501	1,616,868,013
11.	Rochelle B. Lazarus	5,331,459,936	133,550,830	24,892,578	1,616,868,013
12.	Lowell C. McAdam	5,401,586,210	66,105,271	22,211,863	1,616,868,013
13.	James J. Mulva	5,401,698,138	64,705,032	23,500,174	1,616,868,013
14.	James E. Rohr	5,366,337,979	100,007,180	23,558,185	1,616,868,013
15.	Mary L. Schapiro	5,402,742,707	66,552,197	20,608,440	1,616,868,013
16.	James S. Tisch	5,279,505,053	183,476,461	26,921,830	1,616,868,013

B.      Management Proposals
	Shares For	Shares Against	Shares Abstain	Non-Votes
1. Advisory Approval of Our Named Executives' Compensation	5,136,161,050	304,481,638	49,260,656	1,616,868,013
2. Ratification of KPMG as Independent Auditor for 2016	6,693,152,485	197,527,685	216,091,187	0

C.      Shareowner Proposals
	Shares For	Shares Against	Shares Abstain	Non-Votes
1. Lobbying Report	1,268,396,066	3,874,544,278	346,963,000	1,616,868,013
2. Independent Chair	1,269,157,157	4,170,890,907	49,855,280	1,616,868,013
3. Holy Land Principles	186,342,696	4,956,716,071	346,844,577	1,616,868,013
4. Cumulative Voting	594,318,272	4,837,406,491	58,178,581	1,616,868,013
5. Performance-based Options	363,742,455	5,071,422,583	54,738,306	1,616,868,013
6. Human Rights Report	139,190,320	4,878,574,230	472,138,794	1,616,868,013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: April 29, 2016	/s/ Christoph A. Pereira
Christoph A. Pereira Vice President, Chief Corporate, Securities and Finance Counsel

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